UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 6, 2012


                            UPSTREAM BIOSCIENCES INC.
             (Exact name of registrant as specified in its charter)

          Nevada                     000-50331                   98-0371433
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

                50 West Liberty Street, Suite 880, Reno, NV 89501
              (Address of principal executive offices and Zip Code)

                                  403.537.2516
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Resignation of Independent Accountant.

On December 6, 2012, Dale Matheson Carr-Hilton Labonte LLP ("DMCL") resigned as our independent accountant.

The report of DMCL regarding our financial statements for the fiscal years ended September 30, 2010 and 2011 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report on our financial statements for the years ended September 30, 2010 and 2011 contained an explanatory paragraph in respect to uncertainty as to our ability to continue as a going concern. During the years ended September 30, 2011 and 2012 and during the period from the end of the most recently completed fiscal year through the date of resignation, there were no disagreements with DMCL on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of DMCL would have caused it to make reference to such disagreements in its reports.

During our two most recent fiscal years ended September 30, 2011 and 2012 through the date of resignation, there were no reportable events as described in
Item 304(a)(1)(v) of Regulation S-K

We provided DMCL with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that DMCL furnish our company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of such letter, dated December 5, 2012, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of Independent Accountant.

Concurrent with the resignation of DMCL, we engaged Li and Company PC ("Li Co"), as our independent accountant. During the most recent fiscal years and the subsequent interim periods through the date of the appointment, we have not consulted with Li Co regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has Li Co provided to us a written report or oral advice that Li Co concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, during such periods, we have not consulted with Li Co regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Our board of directors have approved the change from DMCL to Li Co.

We have provided a copy of the disclosures in this report to Li Co and offered them the opportunity to furnish a letter to the Commission contemplated by Item 304(a)(2)(ii)(D) of Regulation S-K. Li Co has declined to provide a letter.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

16.1     Letter dated  December 5, 2012 from Dale Matheson  Carr-Hilton  Labonte
         LLP.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPSTREAM BIOSCIENCES INC.


/s/ Charles El-Moussa
--------------------------------------
President, Secretary, Treasurer,
Chief Executive Officer,
Chief Financial Officer and Director

Date: December 11, 2012

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